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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 --------------


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  December 15, 2003
                                                          -----------------



                           COMMISSION FILE NO. 1-11727



                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





            DELAWARE                                     73-1493906
(STATE OR OTHER JURISDICTION OF               (IRS EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)




                    8801 SOUTH YALE AVENUE, SUITE 310, TULSA,
                      OKLAHOMA 74137 (ADDRESS OF PRINCIPAL
                         EXECUTIVE OFFICES AND ZIP CODE)



                                 (918) 492-7272
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.  See Exhibit Index.

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced therein is being furnished under Item 9 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except that, for purposes of incorporating by reference into our Registration Statement on Form S-4 as filed with the Securities and Exchange Commission (the "Commission") on November 17, 1997 (Registration No. 333-40407) and our Registration Statement on Form S-3 as filed with the Commission on December 15, 2003 (Registration No. 333-107324, 333-107324-01, 333-107324-02, 333-107324-03, 333-107324-04), such information and exhibits are being filed.

         On December 17, 2003, the Registrant will hold a conference call to discuss the previously announced transaction to combine its retail propane operations with the natural gas midstream operations of Energy Transfer Company. The transaction is expected to close during the second quarter of fiscal 2004 and will be funded with new debt facilities and the issuance by the Partnership of a combination of Common, Class D, and Special Units. The transaction is subject to customary closing conditions, including obtaining requisite financing. The press release announcing the aforementioned conference call is attached as Exhibit No. 99.1. The slide presentation used in connection with this conference call is attached as Exhibit No. 99.2.


                                     - 2 -
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HERITAGE PROPANE PARTNERS, L.P.
                                BY:    U.S. Propane, L.P., its general partner
                                BY:    U.S. Propane, L.L.C., the general partner
                                       of U.S. Propane, L.P.


     Date:  12/15/03                   By:     /s/ Michael L. Greenwood
           ----------                     --------------------------------------
                                          Michael L. Greenwood
                                          Vice President and Chief Financial
                                          Officer and officer duly authorized
                                          to sign on behalf of the registrant

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                                  EXHIBIT INDEX



     EXHIBIT NO.                        DESCRIPTION
     -----------                        -----------
         99.1            Press Release dated December 15, 2003

         99.2 Slide Presentation used in connection with our conference call discussing our proposed acquisition of Energy Transfer Company